                                                                EXHIBIT 10(E)(5)

                            ELECTRO RENT CORPORATION
                             2002 STOCK OPTION PLAN

        This 2002 Stock Option Plan is hereby adopted by the Company (capitalized terms not otherwise defined are defined in the final section of this Plan).

1. PURPOSES OF THE PLAN. The purposes of this Plan are:

        -       to attract and retain the best available personnel,

        - to provide additional incentive to Employees, Directors and Consultants, and

        -       to promote the success of the Company's business.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10, options covering no more than ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) shares of Common Stock, in addition to any additional shares available under the Company's 1996 Stock Option Plan at any time, may be granted under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Any unpurchased Shares subject to an Option which terminates or is surrendered pursuant to an Option Exchange Program shall become available for future Option grants unless the Plan has terminated. However, any Shares which the Company re-acquires after issuance pursuant to the exercise of an Option will not be available for future grant under the Plan.

3. TYPE OF OPTIONS; ELIGIBILITY. Under the Plan, employees of the Company may be granted either Incentive Stock Options or Nonstatutory Stock Options; Consultants may be granted Nonstatutory Stock Options, unless otherwise permitted under the Code; and Directors may be granted Director Election Options. At the time of grant, the Administrator shall designate whether an Option is an Incentive Stock Option or a Nonstatutory Stock Option. However, despite any such designation, any Options which cause the aggregate Fair Market Value of Shares under incentive stock options granted by the Company, or any Parent or Subsidiary to a single Optionee (under all plans of the Company and of any Parent or Subsidiary) to exceed $100,000 will be deemed Nonstatutory Stock Options. For purposes of this Section 3, the Fair Market Value of the Shares shall be determined as of the time of grant. Optionees may be granted more than one Option.

4. OPTION EXERCISE PRICE AND CONSIDERATION. When any Option is granted, the Administrator shall determine:

        4.1. NUMBER OF SHARES. The number of Shares subject to the Option.

        4.2. EXERCISE PRICE. The per share exercise price for the Optioned Shares, which may be more or less than the Fair Market Value, except no Incentive Stock may be granted with an exercise price per share less than 100% (110% in the case of an Option granted to a Significant Owner) of Fair Market Value, and no Nonstatutory Stock Option may be granted with an exercise price per share less than 85% of Fair Market Value.

        4.3. WAITING PERIOD AND EXERCISE DATES. The period within which the Option may be exercised and any conditions which must be satisfied before the Option may be exercised. No Option may have an exercise period which extends more than ten years (five years in the case of any Incentive Stock Option granted to a Significant Owner) from the date of grant.

        4.4. OTHER TERMS AND CONDITIONS. Other terms and conditions including, but not limited to, performance criteria, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares. The Shares received on exercise of any Option may be made subject to a shareholder's agreement or other restriction or option.



                              Exhibit 10(E)(5) - 1

5. EXERCISE OF OPTION.

        5.1. PROCEDURE FOR EXERCISE. An Option shall be deemed exercised when the Company receives all of the following (which may be waived by the Administrator as permitted by Applicable Laws): (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) payment of any required withholding taxes.

        5.2. NO FRACTIONAL SHARES. An Option may not be exercised for a fraction of a Share.

        5.3. FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration and method of payment for exercise of an Option. (In the case of an Incentive Stock Option, the Administrator must determine the acceptable form of consideration at the time of grant.) To the extent permitted by the Administrator, consideration may consist of:

        -       cash;

        -       a promissory note made by the Optionee in favor of the Company;

        - other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

        -       any combination of the foregoing methods of payment; or

        -       such other consideration to the extent permitted by Applicable
                Laws.

                5.4. EFFECT ON OPTION. Exercise of an Option in any manner shall decrease the number of Shares thereafter available by the number of Shares as to which the Option is exercised, both for purposes of the Plan and for sale under the Option.

6. ISSUANCE OF SHARES.

        6.1. NAME FOR REGISTRATION. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

        6.2. LEGAL COMPLIANCE. The Company is not obligated to issue any Shares pursuant to the exercise of an Option unless counsel for the Company is satisfied that the exercise of such Option and the issuance and delivery of such Shares complies with all relevant provisions of Applicable Law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery. The inability of the Company to obtain authority from any regulatory body deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.

        6.3. INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require that the person exercising such Option represent and warrant that the Shares are being purchased only for investment and without any present intention to sell, transfer or distribute such Shares.

        6.4. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing Shares is actually issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), the Optionee will have no right to vote or receive dividends or any other rights as a shareholder with respect to the Optioned Stock, despite any exercise of the Option. Subject to this Section 6, the Company shall issue (or cause to be issued)



                              Exhibit 10(E)(5) - 2
such stock certificate promptly after an Option is exercised. Except as provided in Section 10, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is actually issued.

7. WITHHOLDING TAXES. Upon (i) the disposition by an Optionee of Shares acquired pursuant to the exercise of an Incentive Stock Option within two years of the granting of such Incentive Stock Option or within one year after exercise of such Incentive Stock Option, or (ii) the exercise of a Nonstatutory Stock Option, the Company shall have the right to require the Optionee to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such Shares.

8. NON-TRANSFERABILITY OF OPTIONS.

        8.1. NO TRANSFER. No Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or may be exercised, during the lifetime of the Optionee, by anyone except the Optionee, except that the Administrator may, if it wishes to do so, allow the spouse of the Optionee to hold and/or exercise the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA.

        8.2. DESIGNATION OF BENEFICIARY. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee's death. If an Optionee is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice, subject to the above spousal consent conditions.

        8.3. EFFECT OF NO DESIGNATION. If an Optionee dies and there is no living beneficiary validly designated under the Plan, the Option may be exercised on behalf of the Optionee to the extent permitted hereunder (i) by the executor or administrator of the estate of the Optionee, or (ii) if the Company does not know that an executor or administrator has been appointed, by the spouse or by any one or more dependents or relatives of the participant as determined by the Company, or (iii) if no spouse, dependent or relative is known to the Company, then by such other person as the Company may designate.

9. ACCELERATED TERMINATION OF OPTION TERM.

        9.1. TERMINATION FOR CAUSE. Notwithstanding anything to the contrary contained in the Plan, no Optionee may exercise any Option (whether otherwise vested or not) at any time following a Termination Event with respect to such Optionee.

        9.2. TERMINATION WITHOUT CAUSE. If an Optionee's Continuous Relationship terminates (other than as a result of a Termination Event), his or her Option may be exercised only to the extent that the Optionee was entitled to exercise it on the date of termination, and only within such period of time as is determined by the Administrator, and in no event later than the expiration of the term of such Option as set forth in the Option Agreement. In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination, except where the termination occurs as a result of death or disability, where the maximum period shall be twelve months) at the time that the Option is granted.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
SALE.

        10.1. CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of securities of the Company through



                              Exhibit 10(E)(5) - 3
reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options which have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

        10.2. DISSOLUTION OR LIQUIDATION. Any Option to the extent not previously exercised will terminate immediately prior to the consummation of any dissolution or liquidation of the Company. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

        10.3. MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Administrator, upon 30 days prior written notice to the Optionees, may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel any Option upon payment to the Optionee of cash equal to the excess of the Fair Market Value of the number of Shares as to which the Option is then exercisable (at the effective time of the merger, reorganization, sale of other event including to the extent the exercise has been accelerated as contemplated in clause (ii) above) over the aggregate exercise price with respect to such Shares. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.

11. SHAREHOLDER APPROVAL. This Plan is subject to approval by the shareholders of the Company in compliance with Applicable Law within twelve (12) months after the date the Plan is adopted by the Board. Options may be granted but not exercised prior to shareholder approval of the Plan. If shareholder approval is not obtained within the applicable period, any Options granted shall terminate retroactively as of the date they were granted.

12. ADMINISTRATION OF THE PLAN.

        12.1. PROCEDURE.

                12.1.1. ADMINISTRATOR. The Plan shall be administered by (A) the Board or (B) a committee designated by the Board which is constituted to satisfy Applicable Laws. To the extent it is involved in such matters, any Committee must comply with any applicable requirements (i) of Rule 16b-3 for exempt acquisitions with respect to Option grants to Officers or Directors and (ii) for the Options to qualify as "performance-based compensation" under Section 162(m) with respect to Option grants "covered employees" within the meaning of Section 162(m). If permitted by the applicable rules, the Administrator may be different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                12.1.2. REGULATION OF COMMITTEE. Once appointed, any Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable



                              Exhibit 10(E)(5) - 4

Laws, and to the extent relevant, the rules for qualification as "performance-based compensation" under Section 162(m) and/or exempt acquisitions under Rule 16b-3.

        12.2. POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion to take any action provided in this Plan, including without limitation:

        - to determine the Optionee, exercise price, number of shares of Common Stock to be covered by, and terms and conditions of each Option granted hereunder;

        -       to approve forms of Option Agreement;

        - to modify or amend any Option (subject to Section 13), including reducing the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

        - to authorize any person to execute any instrument required to effect the grant of an Option on behalf of the Company;

        -       to institute an Option Exchange Program;

        -       to construe and interpret the terms of the Plan;

        - to prescribe, amend and rescind rules and regulations relating to the Plan; and

        - to make all other determinations deemed necessary or advisable for administering the Plan.

                12.3. EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

13. AMENDMENT AND TERMINATION OF THE PLAN.

                13.1. AMENDMENT AND TERMINATION. This Plan shall become effective upon its adoption by the Board and continue in effect for a term of ten (10) years, except that the Board may at any time amend, alter or suspend or terminate the Plan.

                13.2. SHAREHOLDER APPROVAL. The Company shall be required to obtain shareholder approval of any Plan amendment only to the extent necessary and desirable to comply with Rule 16b-3, with Section 422 or 162(m) of the Code or with any Applicable Laws, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by Applicable Law. If the Company purports to grant Options covering more than the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void (and the Optionee will have no right against the Company) with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with this Section 13.2.

                13.3. EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of an Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

14. RIGHTS OF PARTICIPANTS AND BENEFICIARIES. The Company shall pay all amounts payable hereunder only to the Optionee or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Optionee or his or her beneficiaries, and rights to Shares or cash payments under the Plan may not be taken in



                              Exhibit 10(E)(5) - 5
execution by attachment or garnishment, or by any other legal or equitable proceeding, while in the hands of the Company.

15. RESERVATION OF SHARES. During the term of this Plan, the Company will reserve a sufficient number of Shares to satisfy the requirements of the Plan.

16. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

17. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with the laws of the State of California (without giving effect to conflicts of law principles).

18. DEFINITIONS. As used herein, the following definitions shall apply:

        "ADMINISTRATOR" means the Board or any Committee administering the Plan in accordance with Section 12.

        "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

        "BOARD" means the Board of Directors of the Company.

        "CODE" means the Internal Revenue Code of 1986 and related regulations, as amended.

        "COMMITTEE" means any Committee appointed by the Board in accordance with Section 12.

        "COMMON STOCK" means the Common Stock of the Company.

        "COMPANY" means Electro Rent Corporation.

        "CONSULTANT" means any person, including an advisor, engaged by the Company, a Parent or Subsidiary to render services and who is compensated for such services.

        "CONTINUOUS RELATIONSHIP" means that the employment or consulting relationship or directorship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Relationship shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company polices) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor. In the case of a consultant, the manner of determining the duration of the "Continuous Relationship" may be set out in the Option Agreement, which will then control.

        "DIRECTOR" means a member of the Board.

        "DIRECTOR ELECTION OPTION" means, in the case of newly elected non-employee Directors, 5,000 Nonstatutory Stock Options upon election to the Board, and, in the case of re-elected non-employee Directors, 2,000 Nonstatutory Stock Options upon re-election to the Board.



                              Exhibit 10(E)(5) - 6

        "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or such other source as the Administrator deems reliable;

        In the absence of any established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        "OPTION" means a stock option granted pursuant to the Plan.

        "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Every Option Agreement is subject to the terms and conditions of the Plan.

        "OPTION EXCHANGE PROGRAM" means a plan under which outstanding options are surrendered in exchange for options with a lower exercise price.

        "OPTIONED STOCK" means the Common Stock subject to an Option.

        "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.



                              Exhibit 10(E)(5) - 7

        "PARENT" means a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

        "PLAN" means this 2002 Stock Option Plan.

        "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        "SECTION 162(m)" means Section 162(m) of the Code.

        "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

        "SIGNIFICANT OWNER" means an Employee who, at the time an Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        "SUBSIDIARY" means a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

        "TERMINATION EVENT" means the determination of the Company that either of the following has occurred: (i) any use or disclosure by an Optionee of confidential information or trade secrets of the Company or any Parent or Subsidiary in violation of any confidentiality, non-competition or nondisclosure agreement by which the Optionee is bound, or (ii) the termination of Optionee's Continuous Relationship for cause as defined pursuant to applicable law, as a result of a breach of Optionee's employment or consulting agreement, theft, fraud or embezzlement, or any disclosure or use of confidential information or trade secrets described in part (i) of this paragraph.




                              Exhibit 10(E)(5) - 8

                         GRANT OF INCENTIVE STOCK OPTION

TO: [NAME OF OPTIONEE] ("OPTIONEE")

FROM: ELECTRO RENT CORPORATION

        As you probably know, Electro Rent Corporation (our "COMPANY") has adopted the 2002 Stock Option Plan (the "PLAN") under which the Company can grant options to purchase shares of Company's Common Stock (the "COMMON STOCK"). We are pleased to inform you that the Stock Option Committee of our Board of Directors (the "COMMITTEE") has decided to grant you an option under the Plan (your "OPTION").

        Your Option will be governed by the Plan, the attached Standard Terms and Conditions (the "TERMS") and the following specific provisions (which are subject to adjustment under the Plan and the Terms):

    The "DATE OF GRANT" for your Option is:            ______________________

    The "EXPIRATION DATE" of your Option is:           ______________________

    The "NUMBER OF SHARES" covered by your Option is:  ______________________

    The "EXERCISE PRICE" per share for your Option is: ______________________

        VESTING. You will earn the right to exercise thirty three percent and one third (33 1/3%) of your Option after each year commencing after the Date of Grant and ending on an anniversary of the Date of Grant during which you are employed by the Company or its subsidiaries (a "QUALIFYING YEAR"). Your Option cannot be exercised until the first anniversary of the Date of Grant. As an example, at any time after the second anniversary of the Date of Grant, but before the third anniversary, the maximum number of shares you may purchase or have purchased under this Option is sixty six and two thirds (66 2/3%) of the Number of Shares; after the third anniversary of the Date of Grant, you may purchase all of the Number of Shares. Of course, you can never exercise the Option for more than the Number of Shares or after the Expiration Date (in each case as adjusted under the Terms and the Plan).



                              Exhibit 10(E)(5) - 9

        Please review the Plan and the Terms carefully, as they control your rights under your Option. Then sign (and if you are married, have your spouse sign) one copy of this letter and return it to Craig Jones. If you have any questions, please call Craig Jones.

        We appreciate your continuing efforts on behalf of the Company.

                                        Very truly yours,

                                        Electro Rent Corporation

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



I hereby accept this Option and have reviewed the Plan and the Terms.

                                        ----------------------------------------
                                        "Optionee"

I agree to be bound by all of the terms and conditions of the Option, including those set forth in the Plan and the Terms.

                                        Optionee's Spouse

                                        ----------------------------------------

                                        ----------------------------------------
                                        Print Name



                             Exhibit 10(E)(5) - 10

                          STANDARD TERMS AND CONDITIONS



                             Exhibit 10(E)(5) - 11

THESE STANDARD TERMS AND CONDITIONS ARE ATTACHED TO A LETTER (THE "OPTION LETTER") FROM ELECTRO RENT CORPORATION GRANTING AN OPTION TO YOU, AND ARE INTENDED TO GOVERN THAT OPTION. ALL CAPITALIZED TERMS NOT SPECIFICALLY DEFINED IN THESE STANDARD TERMS AND CONDITIONS HAVE THE MEANINGS SET FORTH IN THE OPTION LETTER OR IN THE COMPANY'S 2002 STOCK OPTION PLAN.

1. OPTION. You may exercise the Option for all or any part of any Number of Shares of Common Stock which is then exercisable at the Exercise Price per share until the Expiration Date. THIS OPTION IS INTENDED TO QUALIFY AS AN "INCENTIVE STOCK OPTION" UNDER SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

2. MANNER OF EXERCISE. This Option may be exercised only (i) during your lifetime, by you; (ii) to the extent permitted by the Committee, by your spouse if your spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("QUALIFIED DOMESTIC RELATIONS Order"); and (iii) after your death, by your transferees by will or the laws of descent or distribution. To exercise this Option, you must provide the Company with (a) a written notice of exercise, specifying the number of shares to be purchased and (b) the full purchase price of the shares to be purchased solely (i) in cash or by check payable to the order of the Company or (ii) by delivery of shares of Common Stock of the Company previously purchased on the open market or acquired more than six months previously through exercise of a stock option, and in your possession, valued at fair market value. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred
(100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

3. FAIR MARKET VALUE OF COMMON STOCK. The fair market value of a share of Common Stock shall be determined for purposes of this Option by reference to the closing price on the principal stock exchange on which such shares are then listed or, if the shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the Nasdaq National Market) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through Nasdaq (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

4. TERMINATION OF SERVICE; DEATH OR PERMANENT DISABILITY. The Expiration Date is the earlier of (i) the date set out in the Option Letter or (ii) the expiration of a period following the date you cease (whether voluntarily or involuntarily) to be an employee of the Company or its subsidiaries, which period will be (a) three (3) months if you ceased to be an employee for any reason other than your death or "permanent disability" (within the meaning of Section 22(e)(3) of the Code), or (b) twelve (12) months if you die or become "permanently disabled" while you are an employee of the Company or one of its subsidiaries. Any options not exercisable on the date that you cease to be an employee (whether voluntarily or involuntarily) will be of no further force or effect. If you are not an employee of the Company or one of its subsidiaries at the time this Option is granted, the Expiration Date will be determined in a similar manner based on the time that you cease to be a regular consultant for or director of the Company and its subsidiaries. After the Expiration Date, the Option will expire and be void and of no further force or effect.

5. SHARES TO BE ISSUED IN COMPLIANCE WITH APPLICABLE LAWS AND EXCHANGE RULES. By accepting the Option, you represent and agree, for yourself and any person entitled to exercise this Option, that none of the shares purchased on exercise of the Option will be acquired with a view to any sale, transfer or distribution in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder, any applicable state



                             Exhibit 10(E)(5) - 12

"blue sky" laws or any applicable foreign laws. If required by the Committee at the time the Option is exercised, the person entitled to exercise the Option shall furnish evidence satisfactory to the Company to such effect (including a written representation and an indemnification of the Company in the event of any violation of any applicable laws). The Company does not have to issue any shares on the exercise of this Option if there has not been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance.

6. WITHHOLDING OF TAXES. Upon the exercise of this Option, the Company may require the person entitled to exercise it to pay the Company the amount of any taxes which the Company is required to withhold with respect to the exercise.

7. NO ASSIGNMENT. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law except (i) by will or the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order to the extent permitted by the Committee. If there is any other attempt to transfer this Option or any other right or privilege granted hereby, this Option and all rights and privileges granted hereby shall immediately become null and void and be of no further force or effect.

8. ADJUSTMENT FOR REORGANIZATIONS, STOCK SPLITS, ETC. If the outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the Number of Shares, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

        Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, this Option shall terminate; provided, however, that notwithstanding the foregoing, the Committee shall provide in writing in connection with such transaction for the appropriate satisfaction of this Option by one or more of the following alternatives (separately or in combinations): (i) for the Option to become immediately exercisable notwithstanding the vesting provisions; (ii) for the assumption by the successor corporation of this Option or the substitution by such corporation therefor of a new option covering the stock of the successor corporation or its subsidiaries with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and this Option shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of this Option.

        Adjustments under this Section 8 will be made by the Committee, and its determination as to what adjustments to make will be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.



                             Exhibit 10(E)(5) - 13

9. PARTICIPATION IN OTHER COMPANY PLANS. The grant of this Option will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or of any subsidiary of the Company.

10. NOT AN EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Option is to be construed as an agreement, express or implied, by the Company or any of its subsidiaries to employ you or contract for your services, nor will it restrict the Company's or such subsidiary's right to discharge you or cease contracting for your services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between you and the Company or any of its subsidiaries.

11. NO RIGHTS AS A SHAREHOLDER UNTIL ISSUANCE OF STOCK CERTIFICATE. Neither you nor any other person legally entitled to exercise this Option will be entitled to any of the rights or privileges of a shareholder of the Company with respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing the shares shall have been actually issued and delivered.

12. AGREEMENT SUBJECT TO STOCK OPTION PLAN. This Option is subject to, and the Company and you agree to be bound by, all of the terms and conditions of the Plan, as it may be amended from time to time in accordance with its terms. No amendment to the Plan will adversely affect your rights under this Option in a material manner without your prior written consent.

13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a member of the Committee.



                             Exhibit 10(E)(5) - 14

                   ELECTRO RENT CORPORATION STOCK OPTION PLAN
                                 EXERCISE NOTICE

        As the holder of an option under the Electro Rent Corporation 2002 Stock Option Plan, I hereby exercise that option as follows:

Stock Option Date of Grant:                 ___________________

Number of Shares Exercised:                 ___________________(1)

Exercise Price per share:                   ___________________

Total Amount Paid:                          ___________________


______________ My check in that amount is attached. I also attach a check for the amount of any withholding tax due.

______________ Shares of Common Stock of Electro Rent Corporation (I previously purchased these shares on the open market or I acquired these shares more than six months ago through exercise of a stock option).

        I understand that my ability to transfer these shares will be limited by applicable Company policy and that I will not be a shareholder until the Certificates are actually used.

        Please issue the shares in the following name (must be mine or mine and my spouse's) and deliver them to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated:                                  Signed:
      -----------------------------

                                        ----------------------------------------



--------

(1)     (MUST BE TOTAL SHARES YOU HAVE VESTED OR, IF LESS, A MULTIPLE OF 100
        SHARES)



                             Exhibit 10(E)(5) - 15

                       GRANT OF NONQUALIFIED STOCK OPTION

TO: [NAME OF OPTIONEE] ("OPTIONEE")

FROM: ELECTRO RENT CORPORATION

        As you probably know, Electro Rent Corporation (our "COMPANY") has adopted the 2002 Stock Option Plan (the "PLAN") under which the Company can grant options to purchase shares of Company's Common Stock (the "COMMON STOCK"). We are pleased to inform you that the Stock Option Committee of our Board of Directors (the "COMMITTEE") has decided to grant you an option under the Plan (your "OPTION").

        Your Option will be governed by the Plan, the attached Standard Terms and Conditions (the "TERMS") and the following specific provisions (which are subject to adjustment under the Plan and the Terms):

    The "DATE OF GRANT" for your Option is:            ______________________

    The "EXPIRATION DATE" of your Option is:           ______________________

    The "NUMBER OF SHARES" covered by your Option is:  ______________________

    The "EXERCISE PRICE" per share for your Option is: ______________________

        VESTING. You will earn the right to exercise thirty three percent and one third (33 1/3%) of your Option after each year commencing after the Date of Grant and ending on an anniversary of the Date of Grant during which you are employed by the Company or its subsidiaries (a "QUALIFYING YEAR"). Your Option cannot be exercised until the first anniversary of the Date of Grant. As an example, at any time after the second anniversary of the Date of Grant, but before the third anniversary, the maximum number of shares you may purchase or have purchased under this Option is sixty six and two thirds (66 2/3%) of the Number of Shares; after the third anniversary of the Date of Grant, you may purchase all of the Number of Shares. Of course, you can never exercise the Option for more than the Number of Shares or after the Expiration Date (in each case as adjusted under the Terms and the Plan).



                             Exhibit 10(E)(5) - 16

        Please review the Plan and the Terms carefully, as they control your rights under your Option. Then sign (and if you are married, have your spouse sign) one copy of this letter and return it to Craig Jones. If you have any questions, please call Craig Jones.

        We appreciate your continuing efforts on behalf of the Company.


                                        Very truly yours,

                                        Electro Rent Corporation

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

I hereby accept this Option and have reviewed the Plan and the Terms.


                                        ----------------------------------------
                                        "Optionee"

I agree to be bound by all of the terms and conditions of the Option, including those set forth in the Plan and the Terms.

                                        Optionee's Spouse

                                        ----------------------------------------

                                        ----------------------------------------
                                        Print Name



                             Exhibit 10(E)(5) - 17

                          STANDARD TERMS AND CONDITIONS


                             Exhibit 10(E)(5) - 18

THESE STANDARD TERMS AND CONDITIONS ARE ATTACHED TO A LETTER (THE "OPTION LETTER") FROM ELECTRO RENT CORPORATION GRANTING AN OPTION TO YOU, AND ARE INTENDED TO GOVERN THAT OPTION. ALL CAPITALIZED TERMS NOT SPECIFICALLY DEFINED IN THESE STANDARD TERMS AND CONDITIONS HAVE THE MEANINGS SET FORTH IN THE OPTION LETTER OR IN THE COMPANY'S 2002 STOCK OPTION PLAN.

14. OPTION. You may exercise the Option for all or any part of any Number of Shares of Common Stock which is then exercisable at the Exercise Price per share until the Expiration Date. THIS OPTION IS NOT INTENDED TO QUALIFY AS AN "INCENTIVE STOCK OPTION" UNDER SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

15. MANNER OF EXERCISE. This Option may be exercised only (i) during your lifetime, by you; (ii) to the extent permitted by the Committee, by your spouse if your spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder ("QUALIFIED DOMESTIC RELATIONS Order"); and (iii) after your death, by your transferees by will or the laws of descent or distribution. To exercise this Option, you must provide the Company with (a) a written notice of exercise, specifying the number of shares to be purchased and (b) the full purchase price of the shares to be purchased solely (i) in cash or by check payable to the order of the Company or (ii) by delivery of shares of Common Stock of the Company previously purchased on the open market or acquired more than six months previously through exercise of a stock option, and in your possession, valued at fair market value. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred
(100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

16. FAIR MARKET VALUE OF COMMON STOCK. The fair market value of a share of Common Stock shall be determined for purposes of this Option by reference to the closing price on the principal stock exchange on which such shares are then listed or, if the shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the Nasdaq National Market) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through Nasdaq (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

17. TERMINATION OF SERVICE; DEATH OR PERMANENT DISABILITY. The Expiration Date is the earlier of (i) the date set out in the Option Letter or (ii) the expiration of a period following the date you cease (whether voluntarily or involuntarily) to be an employee, consultant or director of the Company or its subsidiaries, which period will be (a) three (3) months if you ceased to be an employee for any reason other than your death or "permanent disability" (within the meaning of Section 22(e)(3) of the Code), or (b) twelve (12) months if you die or become "permanently disabled" while you are an employee of the Company or one of its subsidiaries. Any options not exercisable on the date that you cease to be an employee (whether voluntarily or involuntarily) will be of no further force or effect. If you are not an employee of the Company or one of its subsidiaries at the time this Option is granted, the Expiration Date will be determined in a similar manner based on the time that you cease to be a regular consultant for or director of the Company and its subsidiaries. After the Expiration Date, the Option will expire and be void and of no further force or effect.

18. SHARES TO BE ISSUED IN COMPLIANCE WITH APPLICABLE LAWS AND EXCHANGE RULES. By accepting the Option, you represent and agree, for yourself and any person entitled to exercise this Option, that none of the shares purchased on exercise of the Option will be acquired with a view to any sale, transfer or distribution in violation of the Securities Act of 1933, as amended (the



                             Exhibit 10(E)(5) - 19

"SECURITIES ACT"), and the rules and regulations promulgated thereunder, any applicable state "blue sky" laws or any applicable foreign laws. If required by the Committee at the time the Option is exercised, the person entitled to exercise the Option shall furnish evidence satisfactory to the Company to such effect (including a written representation and an indemnification of the Company in the event of any violation of any applicable laws). The Company does not have to issue any shares on the exercise of this Option if there has not been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance.

19. WITHHOLDING OF TAXES. Upon the exercise of this Option, the Company may require the person entitled to exercise it to pay the Company the amount of any taxes which the Company is required to withhold with respect to the exercise.

20. NO ASSIGNMENT. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law except (i) by will or the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order to the extent permitted by the Committee. If there is any other attempt to transfer this Option or any other right or privilege granted hereby, this Option and all rights and privileges granted hereby shall immediately become null and void and be of no further force or effect.

21. ADJUSTMENT FOR REORGANIZATIONS, STOCK SPLITS, ETC. If the outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the Number of Shares, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

        Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, this Option shall terminate; provided, however, that notwithstanding the foregoing, the Committee shall provide in writing in connection with such transaction for the appropriate satisfaction of this Option by one or more of the following alternatives (separately or in combinations): (i) for the Option to become immediately exercisable notwithstanding the vesting provisions; (ii) for the assumption by the successor corporation of this Option or the substitution by such corporation therefor of a new option covering the stock of the successor corporation or its subsidiaries with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and this Option shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of this Option.

        Adjustments under this Section 8 will be made by the Committee, and its determination as to what adjustments to make will be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.



                             Exhibit 10(E)(5) - 20

22. PARTICIPATION IN OTHER COMPANY PLANS. The grant of this Option will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or of any subsidiary of the Company.

23. NOT AN EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Option is to be construed as an agreement, express or implied, by the Company or any of its subsidiaries to employ you or contract for your services, nor will it restrict the Company's or such subsidiary's right to discharge you or cease contracting for your services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between you and the Company or any of its subsidiaries.

24. NO RIGHTS AS A SHAREHOLDER UNTIL ISSUANCE OF STOCK CERTIFICATE. Neither you nor any other person legally entitled to exercise this Option will be entitled to any of the rights or privileges of a shareholder of the Company with respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing the shares shall have been actually issued and delivered.

25. AGREEMENT SUBJECT TO STOCK OPTION PLAN. This Option is subject to, and the Company and you agree to be bound by, all of the terms and conditions of the Plan, as it may be amended from time to time in accordance with its terms. No amendment to the Plan will adversely affect your rights under this Option in a material manner without your prior written consent.

26. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a member of the Committee.



                             Exhibit 10(E)(5) - 21

                   ELECTRO RENT CORPORATION STOCK OPTION PLAN
                                 EXERCISE NOTICE

        As the holder of an option under the Electro Rent Corporation 2002 Stock Option Plan, I hereby exercise that option as follows:

Stock Option Date of Grant:                 ___________________

Number of Shares Exercised:                 ___________________(1)

Exercise Price per share:                   ___________________

Total Amount Paid:                          ___________________


                My check in that amount is attached. I also attach a check for the amount of any withholding tax due.

                Shares of Common Stock of Electro Rent Corporation (I previously purchased these shares on the open market or I acquired these shares more than six months ago through exercise of a stock option).

        I understand that my ability to transfer these shares will be limited by applicable Company policy and that I will not be a shareholder until the Certificates are actually used.

        Please issue the shares in the following name (must be mine or mine and my spouse's) and deliver them to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Dated:                                  Signed:
      --------------------------



                                        ----------------------------------------




--------

(1)     (MUST BE TOTAL SHARES YOU HAVE VESTED OR, IF LESS, A MULTIPLE OF 100
        SHARES)



                             Exhibit 10(E)(5) - 22